Kayne Anderson

MLP Investment Company

THIRD QUARTER REPORT
AUGUST 31, 2009

THIRD QUARTER REPORT AUGUST 31, 2009

     CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
AUGUST 31, 2009
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value
Long-Term Investments — 146.0%
Equity Investments(a) — 141.4%
Midstream MLP(b) — 91.6%
Boardwalk Pipeline Partners, LP	369	$8,648
Buckeye Partners, L.P.	736	34,555
Copano Energy, L.L.C.	3,370	52,329
Crosstex Energy, L.P.(c)	3,084	12,088
DCP Midstream Partners, LP	618	13,842
Duncan Energy Partners L.P.	262	4,758
El Paso Pipeline Partners, L.P.	538	10,456
Enbridge Energy Partners, L.P.(d)	1,214	52,040
Energy Transfer Partners, L.P.	1,812	73,459
Enterprise Products Partners L.P.	3,829	103,379
Exterran Partners, L.P.	905	14,142
Global Partners LP	1,376	30,356
Holly Energy Partners, L.P.	278	10,184
Magellan Midstream Partners, L.P.	957	34,664
MarkWest Energy Partners, L.P.	2,733	56,468
Martin Midstream Partners L.P.	341	8,182
ONEOK Partners, L.P.(d)	632	31,661
Plains All American Pipeline, L.P.(e)	2,876	136,455
Quicksilver Gas Services LP	248	3,643
Regency Energy Partners LP	2,858	46,521
Spectra Energy Partners, LP	297	6,881
Targa Resources Partners LP	242	4,093
TC PipeLines, LP	836	30,521
TEPPCO Partners, L.P.	183	6,039
TransMontaigne Partners L.P.	233	6,273
Western Gas Partners, LP	815	13,735
Williams Partners L.P.	1,565	31,066
Williams Pipeline Partners L.P.	548	10,121

		846,559

Propane MLP — 9.7%
Inergy, L.P.	3,216	89,668

Shipping MLP — 6.1%
Capital Product Partners L.P.	785	6,207
K-Sea Transportation Partners L.P.	582	11,157
Navios Maritime Partners L.P.	472	5,521
OSG America L.P.	624	5,225
Teekay LNG Partners L.P.	907	20,817
Teekay Offshore Partners L.P.	534	7,511

		56,438

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
AUGUST 31, 2009
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value
Coal MLP — 0.5%
Alliance Resource Partners, L.P.	87	$2,870
Clearwater Natural Resources, LP — Unregistered(c)(f)(g)	(h)	—
Penn Virginia Resource Partners, L.P.	87	1,292

		4,162

Upstream MLP — 0.3%
Legacy Reserves LP	206	3,165

MLP Affiliates(b) — 12.3%
Enbridge Energy Management, L.L.C.(i)	625	26,312
Kinder Morgan Management, LLC(d)(i)	1,844	87,282

		113,594

General Partner MLP(b) — 20.3%
Alliance Holdings GP L.P.	629	12,742
CNR GP Holdco, LLC — Unregistered(c)(f)(g)(j)	N/A	—
Energy Transfer Equity, L.P.	2,490	66,949
Enterprise GP Holdings L.P.	1,243	34,796
Inergy Holdings, L.P.	67	2,940
Magellan Midstream Holdings, L.P.	3,224	70,188

		187,615

Other MLP — 0.6%
Calumet Specialty Products Partners, L.P.	373	5,283

Total Equity Investments (Cost — $1,152,730)		1,306,484

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
AUGUST 31, 2009
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value
Energy Debt Investments — 4.6%
Coal MLP — 0.6%
Clearwater Natural Resources, LP(c)(f)(g)	(k)	12/3/09	$13,601	$6,120

Midstream MLP — 2.0%
El Paso Corporation	7.75%	1/15/32	5,000	4,452
MarkWest Energy Partners, L.P.	8.75	4/15/18	6,149	5,842
MarkWest Energy Partners, L.P.	6.88	11/1/14	3,500	3,185
Regency Energy Partners LP	9.38	6/1/16	5,000	5,000

				18,479

Upstream MLP(b) — 2.0%
Atlas Energy Resources, LLC	12.13	8/1/17	9,000	9,495
Atlas Energy Resources, LLC	10.75	2/1/18	8,747	8,834

				18,329

Total Energy Debt Investments (Cost — $46,472)				42,928

Total Long-Term Investments (Cost — $1,199,202)				1,349,412

Short-Term Investment — 0.2%
Repurchase Agreement — 0.2%
J.P. Morgan Securities Inc. (Agreement dated 8/31/09 to be repurchased at $1,700), collateralized by $1,750 in U.S. Treasury note (Cost — $1,700)	0.12	9/1/09		1,700

Total Investments — 146.2% (Cost — $1,200,902)				1,351,112

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
SCHEDULE OF INVESTMENTS
AUGUST 31, 2009
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Contracts	Value
Liabilities
Option Contracts Written(c)
Midstream MLP
Enbridge Energy Partners, L.P., call option expiring 9/19/09 @ $40.00	500	$ (137)
Enbridge Energy Partners, L.P., call option expiring 9/19/09 @ $45.00	500	(10)
ONEOK Partners, L.P., call option expiring 9/19/09 @ $50.00	1,000	(85)

Total Call Option Contracts Written (Premiums Received — $231)		(232)
Senior Unsecured Notes		(304,000)
Unrealized Depreciation on Interest Rate Swap Contracts		(1,536)
Revolving Credit Line		(2,000)
Deferred Taxes		(19,330)
Other Liabilities		(28,276)

Total Liabilities		(355,374)
Other Assets		3,337

Total Liabilities in Excess of Other Assets		(352,037)
Preferred Stock at Redemption Value		(75,000)

Net Assets Applicable to Common Stockholders		$ 924,075

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Includes Limited Liability Companies.

(c)	Security is non-income producing.

(d)	Security or a portion thereof is segregated as collateral on option contracts written or interest rate swap contracts.

(e)	The Company believes that it is an affiliate of Plains All American, L.P. (See Note 5 — Agreements and Affiliations).

(f)	Fair valued securities, restricted from public sale (See Notes 2, 3 and 7).

(g)
Clearwater Natural Resources, LP is a privately-held MLP that the Company believes is a controlled affiliate (See Note 5 — Agreements and Affiliations). On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code.

(h)
The Company owns 3,889 common units, 34 warrants (which expire on September 30, 2018) and 41 unregistered, deferred participation units of Clearwater which were assigned no value as of August 31, 2009.

(i)	Distributions are paid-in-kind.

(j)	CNR GP Holdco, LLC is the general partner of Clearwater. The Company owns 83.7% of CNR GP Holdco, LLC and believes it is a controlled affiliate (See Note 5 — Agreements and Affiliations).

(k)	Floating rate unsecured working capital term loan. Interest is paid-in-kind at a rate of the higher of (i) one year LIBOR or (ii) 4.75%, plus 900 basis points (13.75% as of August 31, 2009). As described in Note 2(i), the Company is not accruing interest on this investment.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2009
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $1,026,924)	$1,206,837
Affiliated (Cost — $84,645)	136,455
Controlled (Cost — $87,633)	6,120
Repurchase agreement (Cost — $1,700)	1,700

Total investments (Cost — $1,200,902)	1,351,112
Deposits with brokers	78
Receivable for securities sold	320
Interest, dividends and distributions receivable	641
Income tax receivable	63
Deferred debt issuance costs and other, net	2,235

Total Assets	1,354,449

LIABILITIES
Payable for securities purchased	19,658
Revolving credit line	2,000
Investment management fee payable	4,251
Accrued directors’ fees and expenses	53
Call option contracts written (Premiums received — $231)	232
Accrued expenses and other liabilities	4,314
Unrealized depreciation on interest rate swap contracts	1,536
Deferred tax liability	19,330
Senior Unsecured Notes	304,000

Total Liabilities	355,374

PREFERRED STOCK
$25,000 liquidation value per share applicable to 3,000 outstanding shares (10,000 shares authorized)	75,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$ 924,075

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (51,294,195 shares issued and outstanding, 199,990,000 shares authorized)	$ 51
Paid-in capital	903,842
Accumulated net investment loss, net of income taxes, less dividends	(115,589)
Accumulated realized gains on investments and interest rate swap contracts, net of income taxes	43,931
Net unrealized gains on investments and interest rate swap contracts, net of income taxes	91,840

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$ 924,075

NET ASSET VALUE PER COMMON SHARE	$18.02

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED AUGUST 31, 2009
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$ 65,481
Affiliated investments	7,773

Total dividends and distributions	73,254
Return of capital	(65,385)

Net dividends and distributions	7,869
Interest
Non-affiliated investments	1,176
Controlled investments	932

Total interest	2,108

Total Investment Income	9,977

Expenses
Investment management fees	11,060
Professional fees	909
Administration fees	407
Insurance	176
Reports to stockholders	156
Directors’ fees	147
Custodian fees	127
Bad debt expense	779
Other expenses	834

Total Expenses — Before Interest Expense and Taxes	14,595
Interest expense	13,586

Total Expenses — Before Taxes	28,181

Net Investment Loss — Before Taxes	(18,204)
Deferred tax benefit	6,735

Net Investment Loss	(11,469)

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Losses
Investments	(24,759)
Options	(1,841)
Payments on interest rate swap contracts	(14,070)
Deferred tax benefit	15,048

Net Realized Losses	(25,622)

Net Change in Unrealized Gains/(Losses)
Investments	371,684
Options	598
Interest rate swap contracts	7,341
Deferred tax expense	(140,460)

Net Change in Unrealized Gains	239,163

Net Realized and Unrealized Gains	213,541

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	202,072
DISTRIBUTION TO PREFERRED STOCKHOLDERS	(451)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$ 201,621

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Nine		For the Fiscal
	Months Ended		Year Ended
	August 31, 2009		November 30,
	(Unaudited)		2008
OPERATIONS
Net investment loss, net of tax	$ (11,469)		$ (31,676)
Net realized losses, net of tax	(25,622)		(628)
Net change in unrealized gains/(losses), net of tax	239,163		(549,121)

Net Increase/(Decrease) in Net Assets Resulting from Operations	202,072		(581,425)

DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
Dividends	—		—
Distributions — return of capital	(451)	(1)	(4,176)	(2)

Dividends/Distributions to Preferred Stockholders	(451)		(4,176)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends	—		—
Distributions — return of capital	(64,965)	(1)	(86,757)	(2)

Dividends/Distributions to Common Stockholders	(64,965)		(86,757)

CAPITAL STOCK TRANSACTIONS
Proceeds from common stock public offerings of 6,223,700 shares of common stock	126,030		—
Underwriting discounts and offering expenses associated with the issuance of common stock	(5,524)		—
Issuance of 894,309 and 950,637 shares of common stock from reinvestment of distributions, respectively	15,757		23,484

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	136,263		23,484

Total Increase/(Decrease) in Net Assets Applicable to Common Stockholders	272,919		(648,874)

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	651,156		1,300,030

End of period	$ 924,075		$ 651,156

(1)
This is an estimate of the characterization of the distributions paid to preferred stockholders and common stockholders for the nine months ended August 31, 2009 as either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred stock and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.

(2)
All distributions paid to preferred stockholders and common stockholders for the fiscal year ended November 30, 2008 were characterized as distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2009
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$202,072
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net deferred tax expense	118,677
Return of capital distributions	65,385
Net realized losses	40,670
Unrealized gains on investments, interest rate swap contracts and options written	(379,623)
Accretion of bond discount, net	(201)
Purchase of investments	(444,269)
Proceeds from sale of investments	272,082
Proceeds from sale of short-term investments, net	25,968
Sale of option contracts, net	5,373
Decrease in deposits with brokers	2,237
Decrease in receivable for securities sold	2,199
Decrease in income tax receivable	669
Decrease in interest, dividend and distributions receivable	41
Decrease in deferred debt issuance costs and other	469
Increase in payable for securities purchased	19,629
Decrease in investment management fee payable	(377)
Increase in accrued directors’ fees	1
Decrease in accrued expenses and other liabilities	(3,849)

Net Cash Used in Operating Activities	(72,847)

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of shares of common stock, net	120,506
Proceeds from revolving credit line	2,000
Cash distributions paid to preferred stockholders	(451)
Cash distributions paid to common stockholders	(49,208)

Net Cash Provided by Financing Activities	72,847

NET CHANGE IN CASH	—
CASH — BEGINNING OF PERIOD	—

CASH — END OF PERIOD	$—

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of distributions of $15,757 pursuant to the Company’s dividend reinvestment plan.
During the nine months ended August 31, 2009, the Company received a federal income tax refund of $665 and interest paid was $17,101.
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Nine						For the Period
	Months Ended						September 28,
	August 31,						2004(1) through
	2009		For the Fiscal Year Ended November 30,				November 30,
	(Unaudited)		2008	2007	2006	2005	2004
Per Share of Common Stock(2)
Net asset value, beginning of period	$14.74		$30.08	$28.99	$25.07	$23.91	$23.70 (3)

Net investment income/(loss)	(0.25)		(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain/(loss) on investments, securities sold short, options and interest rate swap contracts	4.83		(12.56)	3.58	6.39	2.80	0.19

Total income from investment operations	4.58		(13.29)	2.85	5.77	2.63	0.21

Preferred Stockholder Dividends (4)	—		—	(0.10)	—	(0.05)	—
Preferred Stockholder Distributions — return of capital (4)	(0.01)		(0.10)	—	(0.10)	—	—

Total dividends and distributions — Preferred Stockholders	(0.01)		(0.10)	(0.10)	(0.10)	(0.05)	—

Common Stockholder Dividends (4)	—		—	(0.09)	—	(0.13)	—
Common Stockholder Distributions — return of capital (4)	(1.46)		(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — Common Stockholders	(1.46)		(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of preferred stock	—		—	—	—	(0.03)	—
Anti-dilutive effect due to issuance of common stock, net of underwriting discounts and offering costs	0.12		—	0.26	—	0.11	—
Anti-dilutive effect due to shares issued in reinvestment of dividends	0.05		0.04	0.01	—	—	—

Total capital stock transactions	0.17		0.04	0.27	—	0.08	—

Net asset value, end of period	$18.02		$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$20.35		$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(5)	65.1%	(6)	(48.8)%	(4.4)%	37.9%	3.7%	(0.4)% (6)

Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$ 924,075		$ 651,156	$ 1,300,030	$ 1,103,392	$ 932,090	$ 792,836
Ratio of Expenses to Average Net Assets(8)
Management fees	2.1%		2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.5		0.3	0.2	0.2	0.3	0.4

Subtotal	2.6%		2.5%	2.5%	3.4%	1.5%	1.2%

Interest expense and auction agent fees	2.5		3.4	2.3	1.7	0.8	0.0
Bad debt expense	0.1		—	—	—	—	—
Income tax expense/(benefit)	22.2		(29.7)	3.5	13.8	6.4	3.5

Total expenses	27.4%		(23.8)%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets	(2.1)%		(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	28.3%	(6)	(51.2)%	7.3%	21.7%	10.0%	0.9% (6)
Portfolio turnover rate	26.2%	(6)	6.7%	10.6%	10.0%	25.6%	11.8% (6)
Average net assets	$ 712,923		$ 1,143,192	$ 1,302,425	$ 986,908	$ 870,672	$ 729,280
Senior Notes outstanding, end of period	$ 304,000		$ 304,000	$ 505,000	$ 320,000	$ 260,000	—
Revolving credit facility outstanding, end of period	$ 2,000		—	$ 97,000	$ 17,000	—	—
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Nine					For the Period
	Months Ended					September 28,
	August 31,					2004(1) through
	2009	For the Fiscal Year Ended November 30,				November 30,
	(Unaudited)	2008	2007	2006	2005	2004
Supplemental Data and Ratios – continued(7)
Auction Rate Preferred Stock, end of period	$75,000	$75,000	$75,000	$75,000	$75,000	—
Asset coverage of total debt — Debt Incurrence Test(9)	426.5%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (Debt and Preferred Stock)(10)	342.5%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings outstanding per share of common stock during the period(2)	$6.71	$11.52	$12.14	$8.53	$5.57	—

(1)	Commencement of operations.

(2)
Based on average shares of common stock outstanding of 45,378,268; 43,671,666; 41,134,949; 37,638,314; 34,077,731 and 33,165,900 for the nine months ended August 31, 2009; fiscal years ended November 30, 2008 through 2005 and the period September 28, 2004 through November 30, 2004.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)
The information presented for the nine months ended August 31, 2009 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented for each other period is a characterization of a portion of the total distributions paid to preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(5)
Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumed reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Not annualized.

(7)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(8)	The following table sets forth the components of the Company’s ratio of expenses to average total assets for each period presented in the Company’s Financial Highlights.

	For the Nine					For the Period
	Months Ended					September 28,
	August 31,					2004(1) through
	2009	For the Fiscal Year Ended November 30,				November 30,
	(Unaudited)	2008	2007	2006	2005	2004
Management fees	1.3%	1.4%	1.4%	2.0%	0.9%	0.7%
Other expenses	0.3	0.2	0.2	0.2	0.3	0.4

Subtotal	1.6%	1.6%	1.6%	2.2%	1.2%	1.1%

Interest expense and auction agent fees	1.5	2.1	1.3	1.1	0.6	0.0
Bad debt expense	0.1	—	—	—	—	—
Income tax expense/(benefit)	13.7	(18.5)	2.2	8.9	5.0	3.3

Total expenses	16.9%	(14.8)%	5.1%	12.2%	6.8%	4.4%

Average total assets	$1,156,449	$1,841,311	$2,105,217	$1,520,322	$1,137,399	$ 778,899
See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(9)
Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not incur additional indebtedness if, at the time of such incurrence, asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test the revolving credit facility is considered a senior security representing indebtedness.

(10)
Calculated pursuant to section 18(a)(2)(A) and section 18(a)(2)(B) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness, and auction rate preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and auction rate preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence its asset coverage with respect to all senior securities would be les than 200%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
1.  Organization
          Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”
2.  Significant Accounting Policies
          A.  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.
          B.  Adoption of New Accounting Pronouncements — In May 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 165 (“SFAS No. 165”), “Subsequent Events.” The Company has adopted SFAS No. 165 with these financial statements.
          SFAS No. 165 requires the Company to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires the Company to disclose the date through which the subsequent events have been evaluated. Management has evaluated any matters requiring such disclosure through the date when such financial statements were issued and has noted no such events. Subsequent events after such date have not been evaluated with respect to the impact on such financial statements.
          In June 2009, the FASB issued Statement on Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles, a replacement of FASB Statement No. 162” (“SFAS No. 168”). SFAS No. 168 will become the source of authoritative U.S. generally accepted accounting principles (“GAAP”) required by the FASB to be applied to nongovernmental entities. SFAS No. 168 reorganizes thousands of GAAP pronouncements into roughly 90 accounting topics and displays them using a consistent structure. Also included is relevant Securities and Exchange Commission guidance organized using the same topical structure in separate sections. SFAS No. 168 will be effective for financial statements issued for reporting periods that end after September 15, 2009 and will supersede all then-existing non- SEC accounting and reporting standards. This statement will have an impact on the Company’s financial statements since all future references to authoritative accounting literature will be references in accordance with SFAS No. 168. The Company will adopt SFAS No. 168 for the quarter ending November 30, 2009. The Company is currently evaluating the effect on its financial statement disclosures since all future references to authoritative accounting literature will be references in accordance with the Codification. As SFAS No. 168 is not intended to change or alter existing GAAP, it is not expected to have any impact on the Company’s financial statements and will only impact references for accounting guidance.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
          In April 2009, the FASB issued FASB Staff Position (“FSP”) No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” Effective for interim and annual reporting periods ending after June 15, 2009, FSP No. 157- 4 illustrates how companies should determine whether there have been significant decreases in the volume and level of activity for a Level 1 or Level 2 asset or liability to be measured at fair value when compared to normal market activity. If an entity determines that there have been significant decreases, then transactions or quoted prices may not be representative of fair value. While FSP No. 157-4 does not prescribe a methodology for determining fair value for assets and liabilities that have significant decreases in volume and level of activity, all relevant observable inputs should be considered – including quoted market prices, bid and ask prices and indicative price quotes – to estimate fair value of an asset or liability.
          During fiscal 2009, the Company has considered bid and ask prices from third-party price sheets, indicative price quotes and quoted market prices when estimating fair value for the Company’s fixed income investments and other private equity. FSP No. 157-4 is not expected to have a significant impact on the Company’s method of valuation for the assets and liabilities in the Company’s financial statements.
          C.  Calculation of Net Asset Value — The Company determines its net asset value as of the close of regular session trading on the NYSE no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis and such calculation is made available on its website, www.kaynefunds.com. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable, current and deferred and other accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.
          D.  Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
          Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities that are considered corporate bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For fixed income securities that are considered corporate bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell fixed income securities at the quoted prices due to the lack of liquidity for these securities.
          Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.
          The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:
•
Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“Kayne Anderson” or the “Adviser”) investment professionals responsible for the portfolio investments;

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
•
Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•
Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•
Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

          Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.
          At August 31, 2009, the Company held 0.7% of its net assets applicable to common stockholders (0.5% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with fair value of $6,120. Although these securities may be resold in privately negotiated transactions (subject to certain restrictions), these values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material (See Note 7 — Restricted Securities).
          E. Repurchase Agreements — The Company has agreed to purchase securities from financial institutions, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Company enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.
          F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
          All short sales are fully collateralized. The Company maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.
          The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At August 31, 2009, the Company had no open short sales.
          G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.
          H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
          For the nine months ended August 31, 2009, the Company estimated that 89% of the MLP distributions received would be treated as a return of capital. The Company recorded as return of capital the amount of $65,385 of dividends and distributions received from its investments. Net Realized Losses and Net Change in Unrealized Gains in the accompanying Statement of Operations were decreased and increased by $34,416 and $30,969, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments.
          I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. In accordance with Statement of Position 93-1, Financial Accounting and Reporting for High-Yield Debt Securities by Investment Companies, to the extent that interest income to be received is not expected to be realized, a reserve against income is established.
          Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain.
          During the six months ended May 31, 2009, the Company recorded $985 in interest revenue related to its investment in Clearwater Natural resources, LP (“Clearwater”). During third quarter 2009, the Company established a reserve of $779, which represented past due interest accrued from January 1 to May 31, 2009. The Company received a payment-in-kind note for interest accrued from December 1, 2008 through December 31, 2008. These additional notes received by the Company are included in the Schedule of Investments at fair value. Since the second quarter of 2009, the Company has not accrued interest income on its investment in Clearwater.
          During the nine months ended August 31, 2009, the Company received $7,511 of paid-in-kind stock dividends in total from Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. Paid-in-kind stock dividends consist of additional units of Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
          J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to stockholders of the Company’s auction rate preferred stock are accrued on a daily basis and are determined as described in Note 12 — Preferred Stock. The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, it may differ from the preliminary estimates.
          K. Partnership Accounting Policy — The Company records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.
          L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Company has a deferred tax asset; consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the criterion established by the Statement of Financial Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
          The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.
          The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of August 31, 2009, the Company does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.
          M. Derivative Financial Instruments — The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risks. The Company uses interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.
          Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 13 —Interest Rate Swap Contracts for more detail.
          The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.
          The Company would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Company would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option.
          The Company may also write (sell) call options with the purpose of generating income or reducing its holding of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The successful use of options depends in part on the degree of correlation between the options and securities.
          When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8— Option Contracts for more detail on option contracts written and purchased.
          In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard amends and expands the disclosure requirements of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, to illustrate how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS No. 133; and how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. As of December 1, 2008, the Company adopted SFAS No. 161.
          The following table sets forth the fair value of the Company’s derivative instruments.

Derivatives Not Accounted for as Hedging		Fair Value as of
Instruments under SFAS No. 133	Statement of Assets and Liabilities Location	August 31, 2009
Liabilities
Call options	Call option contracts written	$(232)
Interest rate swap contracts	Unrealized depreciation on interest rate swap contracts	(1,536)

		$(1,768)

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
          The following tables set forth the effect of derivative instruments on the Statement of Operations.

		For the Nine Months Ended
		August 31, 2009
		Net Realized	Change in
		Losses on	Unrealized Gains
Derivatives not accounted for as		Derivatives	on Derivatives
hedging instruments	Location of Gains/(Losses)	Recognized in	Recognized in
under SFAS No. 133	on Derivatives Recognized in Income	Income	Income
Call options	Options	$(1,841)	$598
Interest rate swap contracts	Payments on interest rate swap contracts	(14,070)	7,341

		$(15,911)	$7,939

          N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
3.  Fair Value
          SFAS No. 157. In September 2006, the FASB issued Statement on Financial Accounting Standards, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.
          As of December 1, 2007, the Company adopted SFAS No. 157. The Company has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of this standard did not have any material effect on the Company’s net asset value. However, the adoption of the standard does require the Company to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Company’s periodic filings. Further, valuation techniques to measure fair value shall maximize the use of relevant observable inputs that do not require significant adjustment and minimize the use of unobservable inputs.
          SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

•
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
•
Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

          The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2009. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Company’s repurchase agreements, which are collateralized by U.S. Treasury notes, are generally high quality and liquid; however, the Company reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)(1)
Assets at Fair Value
Investments	$1,349,412	$1,306,484	$36,808	$6,120
Repurchase Agreement	1,700	—	1,700	—

Total assets at fair value	$1,351,112	$1,306,484	$38,508	$6,120

Liabilities at Fair Value
Unrealized depreciation on interest rate swaps	$1,536	—	$1,536	—
Option contracts written	232	—	232	—

Total liabilities at fair value	$1,768	—	$1,768	—

(1)	The Company’s investments in Level 3 represent its investments in Clearwater Natural Resources, L.P. and CNR GP Holdco, LLC as more fully described in Note 7 — Restricted Securities.
          The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2008 and at August 31, 2009.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments
Balance — November 30, 2008	$32,987
Transfers out of Level 3	—
Realized gains/(losses)	—
Unrealized losses, net	(26,867)
Purchases, issuances or settlements	—

Balance — August 31, 2009	$6,120

          The $26,867 of unrealized losses presented in the table above relate to investments that are still held at August 31, 2009 and the Company includes these unrealized losses in the Statement of Operations — Net Change in Unrealized Gains/(Losses).
          The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2008 and at August 31, 2009.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
4.  Concentration of Risk
          The Company’s investment objective is to obtain a high after-tax total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Company intends to invest at least 85% of its total assets in securities of MLPs and other Midstream Energy Companies, and to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.
5.  Agreements and Affiliations
          A. Administration Agreement — On February 27, 2009, the Administration Agreement between the Company and Bear Stearns Funds Management Inc., dated September 15, 2004, was terminated. The termination was by mutual agreement of the parties. No penalties were incurred by the Company resulting from the termination of the Administration Agreement with Bear Stearns Funds Management Inc.
          On February 27, 2009, the Company, entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement will terminate on February 27, 2010, with automatic one-year renewals unless earlier terminated by either party as provided under the terms of Administration Agreement.
          B. Investment Management Agreement — The Company has entered into an investment management agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser receives a management fee from the Company. On June 15, 2009, the Company renewed its agreement with the advisor for a period of one year. The agreement may be renewed annually upon approval of the Company’s Board of Directors.
          For the nine months ended August 31, 2009, the Company paid and accrued management fees at an annual rate of 1.375% of average total assets.
          For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid distributions on any outstanding common stock and accrued and unpaid distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.
          C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its outstanding voting securities

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.
          The Company believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Company invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Company may be regarded as a person affiliated with and controlling the issuers(s) of those securities for purposes of Section 17 of the 1940 Act.
          In light of the ambiguity of the definition of voting securities, the Company does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Company has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Company believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.
          Clearwater Natural Resources, LP — At August 31, 2009, the Company held approximately 42.5% of the limited partnership interest of Clearwater. The Company controls CNR GP Holdco, LLC, which is the general partner of Clearwater. The Company believes that it “controls” and is an “affiliate” of Clearwater under the 1940 Act by virtue of its controlling interest in the general partner of Clearwater.
          CNR GP Holdco, LLC — At August 31, 2009, the Company held an 83.7% interest in CNR GP Holdco, LLC (“CNR”), which is the general partner of Clearwater. The Company believes that it “controls” and is an “affiliate” of CNR under the 1940 Act by virtue of its controlling interest.
          On January 7, 2009, Clearwater filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Clearwater has continued operations as a debtor-in-possession. Clearwater is conducting a sales process for the Company’s assets.
          Plains All American, L.P. — Robert V. Sinnott is a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KA Fund Advisors, LLC (“KAFA”). Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Company, own units in Plains All American Pipeline, L.P. The Company believes that it is an affiliate of Plains All American Pipeline, L.P. under the 1940 Act.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
6.  Income Taxes
          Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities as of August 31, 2009 are as follows:

Deferred tax assets:
Net operating loss carryforwards	$90,229
Capital loss carryforwards	18,599
Other	109
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(101,463)
Basis reductions resulting from estimated return of capital	(26,804)
Valuation allowance	—

Total net deferred tax liability	$(19,330)

          At August 31, 2009, the Company had federal net operating loss carryforwards of $243,861 (deferred tax asset of $81,179). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $54,194; $52,182; $53,043 and $84,442 of the net operating loss carryforward will expire in 2026, 2027, 2028 and 2029, respectively. As of November 30, 2008, the Company had a capital loss carryforward of approximately $50,267 which may be carried forward 5 years and, if not utilized, expires in the year ending November 30, 2013. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. In addition, the Company has state net operating losses of $120,414 that represent a deferred tax asset of $9,050. These state net operating losses begin to expire in 2014 through 2029.
          The Company periodically reviews the recoverability of its deferred tax asset based on the weight of available evidence. The Company’s analysis of the need for a valuation allowance considers that it has incurred a cumulative loss over the three year period ended November 30, 2008, and the nine months ended August 31, 2009. Substantially all of the Company’s net pre-tax losses related to unrealized depreciation of investments occurred during the fiscal fourth quarter of 2008 as a result of the unprecedented decline in the overall financial, commodity and MLP markets.
          When assessing the recoverability of its deferred tax asset, significant weight was given to the Company’s forecast of future taxable income, which is based principally on the expected continuation of cash distributions from the Company’s MLP holdings and interest income from its fixed income holdings at or near current levels. Consideration was also given to the effects of potential of additional future realized and unrealized losses on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal tax loss carryforwards range from seventeen to twenty years.
          Recovery of the deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. Based on the Company’s assessment, it has determined that it is more likely than not that the net deferred tax asset will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s net deferred tax asset.
          The Company will continue to assess the need for a valuation allowance in the future. The Company will review its financial forecasts in relation to actual results and expected trends on an ongoing basis. Unexpected significant decreases in cash distributions from the Company’s MLP holdings or significant further declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
deferred tax asset and would likely result in a valuation allowance. If a valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.
          Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35 percent to the net investment loss and realized and unrealized gains (losses) on investments and interest rate swap contracts before taxes for the nine months ended August 31, 2009, as follows:

Computed “expected” federal income tax	$112,262
State income tax, net of federal tax expense	6,415

Total income tax expense	$118,677

          At August 31, 2009, the cost basis of investments for federal income tax purposes was $1,074,711 and the net cash received on option contracts written was $231. The cost basis of investments includes a $126,192 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At August 31, 2009, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$398,685
Gross unrealized depreciation of investments (including options)	(122,285)

Net unrealized appreciation before tax and interest rate swap contracts	276,400
Net unrealized depreciation on interest rate swap contracts	(1,536)

Net unrealized appreciation before tax	274,864

Net unrealized appreciation after tax	$173,164

7.  Restricted Securities
          From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investements that are not registered under the Securities Act of 1933, as amended, and cannot, as a result, be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
          At August 31, 2009, the Company held the following restricted investments:

			Number of
			Units,
			Principal				Fair Value		Percent of
		Type of	($)	Acquisition	Cost	Fair	per Unit/	Percent of	Total
Investment	Security	Restriction	(in 000s)	Date	Basis	Value	Warrant	Net Assets	Assets
Clearwater Natural Resources, L.P.	Common Units	(1)	3,889	(2)	$72,860	$—	$ —	—%	—%

Clearwater Natural Resources, L.P.	Unsecured Term Loan	(1)	$13,601	(3)	13,689	6,120	n/a	0.7	0.5

Clearwater Natural Resources, L.P.	Deferred Participation Units	(1)	41	3/5/2008	—	—	—	—	—

Clearwater Natural Resources, L.P.	Warrants	(1)	34	9/29/2008	—	—	—	—	—

CNR GP Holdco, LLC	LLC Interests	(1)	n/a	3/5/2008	1,083	—	—	—	—

Total of securities valued in accordance with procedures established by the Board of Directors(4)					$87,632	$6,120		0.7%	0.5%

Atlas Energy Resources, LLC	Senior Notes	(5)	$8,747	(6)	$7,128	$8,834	n/a	1.0%	0.7%

MarkWest Energy Partners, L.P.	Senior Notes	(5)	$3,500	(6)	2,904	3,185	n/a	0.3	0.2

Regency Energy Partners LP	Senior Notes	(5)	$5,000	(6)	5,025	5,000	n/a	0.5	0.4

Total of securities valued by prices provided by market maker or independent pricing services					$15,057	$17,019		1.8%	1.3%

Total of all restricted securities					$102,689	$23,139		2.5%	1.8%

(1)
On January 7, 2009, Clearwater Natural Resources, LP (“Clearwater”) filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Clearwater has continued operations as a debtor-in-possession. Clearwater is conducting a sales process for the Company’s assets. No assurances can be made as to the success of such sales process and the proceeds received in such process.

(2)	The Company purchased common units on August 1, 2005 and October 2, 2006.

(3)
The Company purchased term loans on January 11, 2008; February 28, 2008; May 5, 2008; July 8, 2008; August 6, 2008; and September 29, 2008. The Company is not accruing interest income on this investment.

(4)
Restricted securities that represent Level 3 under SFAS No. 157. Security is valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(5)
Unregistered security of a public company. Restricted securities that represent Level 2 under SFAS No. 157. Securities with a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 – Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(6)	Acquired at various dates throughout the nine months ended August 31, 2009.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
8.  Option Contracts
          Transactions in option contracts for the nine months ended August 31, 2009 were as follows:

	Number of
	Contracts	Premium
Call Options Purchased
Options outstanding at beginning of period	17,100	$5,243
Options exercised	(14,100)	(3,704)
Options expired	(3,000)	(1,539)

Options outstanding at end of period	—	$—

Call Options Written
Options outstanding at beginning of period	800	$101
Options written	20,143	2,607
Options written and subsequently repurchased	(2,600)	(360)
Options exercised	(12,635)	(1,703)
Options expired	(3,708)	(414)

Options outstanding at end of period	2,000	$231

9.  Investment Transactions
          For the nine months ended August 31, 2009, the Company purchased and sold securities in the amounts of $444,269 and $272,082 (excluding short-term investments, options and interest rate swaps), respectively.
10.  Revolving Credit Facility
          On June 26, 2009, the Company entered into an $80,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. JPMorgan Chase Bank, N.A. was lead arranger of the Credit Facility, and Bank of America N.A., UBS Investment Bank and Citibank, N.A. participated in the syndication. The Credit Facility has a 364-day commitment terminating on June 25, 2010. Outstanding loan balances will accrue interest daily at a rate equal to the one-month LIBOR plus 2.25% per annum based on current asset coverage ratios. The interest rate may vary between LIBOR plus 2.25% and LIBOR plus 3.50% depending on asset coverage ratios. The Company will pay a fee equal to a rate of 0.50% per annum on any unused amounts of the Credit Facility. The Credit Facility contains various covenants related to other indebtedness, liens and limits on the Company’s overall leverage.
          For the nine months ended August 31, 2009, the average amount outstanding under the Company’s credit facilities was $405 with a weighted average interest rate of 4.36%. As of August 31, 2009, the Company had outstanding borrowings on its Credit Facility of $2,000 and the interest rate was 4.50%. The borrowings outstanding were converted to a LIBOR based loan at a rate of 2.50%.

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
11.  Senior Unsecured Notes
          At August 31, 2009, the Company had $304,000, aggregate principal amount, of senior unsecured fixed and floating rate notes (the “Senior Unsecured Notes”) outstanding. The table below sets forth the key terms of each series of the Senior Unsecured Notes.

	Principal
Series	Outstanding	Rate	Maturity
G	$75,000	5.645%	6/19/2011
H	20,000	3-month LIBOR + 225 bps	6/19/2011
I	60,000	5.847%	6/19/2012
J	24,000	3-month LIBOR + 225 bps	6/19/2012
K	125,000	5.991%	6/19/2013

	$304,000

          Holders of the fixed rate Senior Unsecured Notes (Series G, Series I and Series K) are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Unsecured Notes (Series H and J) are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19, and December 19) at the floating rate equal to the 3-month LIBOR plus 2.25%.
          During the period, the average principal balance outstanding was $304,000 with a weighted average interest rate of 5.84%.
          The Senior Unsecured Notes are not listed on any exchange or automated quotation system. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%. The Senior Unsecured Notes contain various covenants of the Company related to other indebtedness, liens and limits on the Company’s overall leverage.
          The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Company. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
agency guidelines in a timely manner. A full copy of the note purchase agreement can be found on the Company’s website, www.kaynefunds.com.
          The Senior Unsecured Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.
          At August 31, 2009, the Company was in compliance with all covenants under the Senior Unsecured Notes agreements.
12.  Preferred Stock
          At August 31, 2009, the Company had 3,000 shares of Series D Auction Rate Preferred Stock (“ARP Shares”) outstanding, totaling $75,000. The Company has 10,000 shares of authorized preferred stock. The preferred stock has rights determined by the Board of Directors. The ARP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.
          Holders of the ARP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period.
          Since February 14, 2008, there have been more ARP Shares offered for sale then there were buyers of those ARP Shares, and as a result, the auctions of the Company’s Series D ARP Shares have failed. As a result, the dividend rate on the ARP Shares has been set at such maximum rate. Based on the Company’s current credit ratings, the maximum rate is equal to 200% of the greater of (a) the AA Composite Commercial Paper Rate or (b) the applicable LIBOR. The dividend rate as of August 31, 2009 was 0.50%. The weighted average dividend rate for the nine months ended August 31, 2009, was 0.78%. This rate includes the applicable rate based on the latest results of the auction and does not include commissions paid to the auction agent. Under the 1940 Act, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding senior securities representing indebtedness and preferred stock would be less than 200%.
          The ARP Shares are redeemable in certain circumstances at the option of the Company. The ARP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Company’s rating agency guidelines in a timely manner.
          The holders of the ARP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of ARP Shares or the holders of common stock.
13.  Interest Rate Swap Contracts
          The Company has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. On December 24, 2008, the Company terminated $66,000 aggregate notional amount of interest rate swap contracts

KAYNE ANDERSON MLP INVESTMENT COMPANY
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2009
(amounts in 000’s, except option contracts, share and per share amounts)
(UNAUDITED)
with a weighted average fixed interest rate of 3.77% for $3,550. On February 4, 2009, the Company paid $8,700 to reduce the fixed rates paid on the remaining interest rate swap contracts outstanding at the time.
          As of August 31, 2009, the Company had entered into five interest rate swap contracts with UBS AG as summarized below.

		Fixed Rate	Net Unrealized
	Notional	Paid by the	Appreciation/
Termination Date	Amount	Company	(Depreciation)
10/17/2010	$25,000	1.16%	$(360)
12/6/2010	50,000	1.16	(137)
1/22/2011	50,000	1.30	(403)
4/1/2011	19,000	1.28	(183)
10/17/2011	50,000	1.66	(453)

Total	$194,000		$(1,536)

          At August 31, 2009, the weighted average duration of the interest rate swap contracts was 1.5 years and the weighted average fixed rate was 1.34%. For all five interest rate swap contracts, the Company receives a floating rate, based on one-month LIBOR.
14.  Common Stock
          The Company has 199,990,000 shares of common stock authorized and 51,294,195 shares outstanding at August 31, 2009. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the nine months ended August 31, 2009, were as follows:

Shares outstanding at November 30, 2008	44,176,186
Shares issued through reinvestment of cash distributions	894,309
Shares issued in connection with offerings of common stock(1)	6,223,700

Shares outstanding at August 31, 2009	51,294,195

(1)
On August 5, 2009, the Company closed its public offering of 6,223,700 shares of common stock at a price of $20.25 per share.  Total net proceeds from the offering were $120,506 and were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

15.  Notice of Potential Purchases of Preferred Stock
          The Company may, from time to time, repurchase shares of its Series D auction rate preferred stock for cash at a price not above the market value of such shares at the time of such purchase, subject to the requirements of applicable law.
16.  Subsequent Events
          We have evaluated subsequent events through October 29, 2009, the date the Company’s financial statements were issued.
          On September 15, 2009, the Company declared its quarterly distribution of $0.48 per common share for the period June 1, 2009 through August 31, 2009 for a total of $24,621. The distribution was paid on October 9, 2009 to shareholders of record on October 5, 2009. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,775 was reinvested into the Company of which 285,346 shares of common stock were newly issued.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors,
President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Executive Vice President, Assistant
Secretary and Assistant Treasurer
James C. Baker	Executive Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC.	Ultimus Fund Solutions, LLC
717 Texas Avenue, Suite 3100	260 Madison Avenue, 8th Floor
Houston, TX 77002	New York, NY 10016

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor	350 South Grand Avenue
Dallas, TX 75254	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105
For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863/MLP-FUND; or visit us on the web at http://www.kaynefunds.com.
This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.